UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):   April 6, 2006

SCHMITT INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	0-23996	93-1151989
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 N.W. Nicolai Street
Portland, Oregon		97210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (503) 227-7908

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a press release dated April 6, 2006, Schmitt Industries, Inc. (the “Company”) announced the appointment of David M. Hudson to the Company’s effective April 3, 2006 and Michael J. Ellsworth to the Company’s Board of Directors effective April 4, 2006. Mr. Hudson will serve on the Company’s audit and nominating committees and Mr. Ellsworth will serve on the Company’s compensation committee.

That press release also announced the resignation of Trevor Nelson, Director, as of April 3, 2006.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. On April 6, 2006, Schmitt Industries, Inc. issued a press release entitled “Schmitt Strengthens Board with Two New Directors.”  A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release entitled “Schmitt Strengthens Board with Two New Directors,” dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHMITT INDUSTRIES, INC.

April 6, 2006	By:	/s/ Wayne A. Case

Name: Wayne A. Case
Title: President and CEO